UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	0-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report): ________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On August 26, 2004, Fannie Mae (formally, the Federal National Mortgage Association), announced that effective September 1, 2004 Adolfo Marzol will assume the role of the company’s Senior Vice President of Strategy and Competitive Analysis. Since 1998, Mr. Marzol has served as the Chief Credit Officer at Fannie Mae. A copy of the news release is furnished herewith as Exhibit 99.1 to this report.

     This information, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ J. Timothy Howard
J. Timothy Howard Vice Chairman and Chief Financial Officer

Date: August 26, 2004

EXHIBIT INDEX

The following Exhibit is furnished herewith.

Exhibit Number	Description of Exhibit

99.1	News release regarding Adolfo Marzol assuming the role of Senior Vice President of Strategy and Competitive Analysis, issued by Fannie Mae on August 26, 2004.

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